SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ARMSTRONG WORLD INDUSTRIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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Your Vote Counts!
ARMSTRONG WORLD INDUSTRIES, INC. 2022 Annual Meeting Vote by June 15, 2022 11:59 PM ET

ARMSTRONG WORLD INDUSTRIES, INC. AUSTIN K. SO 2500 COLUMBIA AVENUE LANCASTER, PA 17603

You invested in ARMSTRONG WORLD INDUSTRIES, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 16, 2022.

Get informed before you vote

View the Annual Report, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 02, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items							Board Recommends

1.	Election of Directors Nominees:
	01)	Victor D. Grizzle	04)	Larry S. McWilliams	07)	Roy W. Templin	For
	02)	Richard D. Holder	05)	James C. Melville	08)	Cherryl T. Thomas
	03)	Barbara L. Loughran	06)	Wayne R. Shurts

2.	To ratify the selection of KPMG LLP as our independent registered public accounting firm for 2022.						For

3.	To approve, on an advisory basis, our Executive Compensation Program.						For

4.	To approve the Armstrong World Industries, Inc. Equity and Cash Incentive Plan.						For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof. In their discretion, the proxy holders are authorized to vote such other business as may properly come before the meeting or any postponement or adjournment thereof.

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